SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): January 12, 2006

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12790 El Camino Real		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement
Exhibit Index
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01 Entry into a Material Definitive Agreement
On January 12, 2006 the Board of Directors of Neurocrine Biosciences approved amendments to the Company’s 2003 Incentive Stock Plan and Nonqualified Deferred Compensation Plan. The amendment to the Company’s Nonqualified Deferred Compensation Plan was made to conform the definition of “retirement” to the definition contained in the 2003 Incentive Stock Plan. A copy of the amended Nonqualified Deferred Compensation Plan is included in this Form 8-K as Exhibit 10.1. The primary reason for amending the 2003 Incentive Stock Plan was to allow for restricted stock units to also be granted as equity compensation under the terms of the Plan. A copy of the amended 2003 Incentive Stock Plan is included in this Form 8-K as Exhibit 10.2.
Exhibit Index

Exhibit No.	Description
10.1	Amended and Restated Neurocrine Biosciences, Inc. Nonqualified Deferred Compensation Plan
10.2	Neurocrine Biosciences, Inc. 2003 Incentive Stock Plan, as amended

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 19, 2006	NEUROCRINE BIOSCIENCES, INC.
/s/ PAUL W. HAWRAN
Paul W. Hawran
Executive Vice President and Chief Financial Officer

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